UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 1, 2026
CARTER BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Virginia	001-39731	85-3365661
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)
1300 Kings Mountain Road, Martinsville, Virginia 24112
(Address of Principal Executive Offices) (Zip Code)
(276) 656-1776
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	CARE	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. Other Events.
On May 1, 2026, Carter Bankshares, Inc. (the “Company”), the holding company of Carter Bank & Trust (the “Bank”), announced that the Company had completed the sale (the “Transaction”) of its membership interest in Bearing Insurance Group, LLC to an unaffiliated third party, effective May 1, 2026. Based solely on information available to the Company on the date hereof, the Company estimates that the Company will recognize a pre-tax gain of approximately $35.8 million on the Transaction, which will be recognized by the Company in its financial results for the second quarter of 2026.

Important Note Regarding Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to the financial consequences of the Transaction. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect,” “anticipate,” “estimate,” “forecast,” “project,” “intend,” “believe,” “assume,” “strategy,” “trend,” “plan,” “outlook,” “outcome,” “continue,” “remain,” “potential,” “opportunity,” “comfortable,” “current,” “position,” “maintain,” “sustain,” “seek,” “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and often are beyond the Company’s control. Although the Company believes the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Actual results may differ significantly from those expressed in or implied by these forward-looking statements.
The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements including, but not limited to the effects of: the possibility that the expected financial impacts of the Transaction may differ from current expectations, including as a result of post-closing purchase price or other adjustments to consideration received; business, economic, tax and other factors affecting the Transaction; market interest rates and the impacts of market interest rates on economic conditions, customer behavior, and the Company’s net interest margin, net interest income, funding costs and its deposit, loan and securities portfolios; changes in accounting policies, practices, or guidance, for example, the Company’s adoption of Current Expected Credit Losses (“CECL”) methodology, including potential volatility in the Company’s operating results due to application of the CECL methodology; changes in the Company’s liquidity and capital positions; concentrations of loans secured by real estate, particularly CRE loans, and the potential impacts of changes in market conditions on the value of real estate collateral; and other factors described in the Company’s filings with the Securities and Exchange Commission, including in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025. All risk factors and uncertainties described herein and therein should be considered in evaluating the Company’s forward-looking statements.
The Company cautions you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events are expressed in or implied by a forward-looking statement may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and the Company undertakes no obligation to update, revise or clarify any forward-looking statement to reflect developments occurring after the statement is made, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER BANKSHARES, INC.
(Registrant)

Date: May 1, 2026	By:	/s/ Litz H. Van Dyke
	Name:	Litz H. Van Dyke
	Title:	Chief Executive Officer